UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 18, 2017

PARAMOUNT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Paramount Group, Inc. (the “Company”) held its annual meeting of stockholders in New York, New York (the “Annual Meeting”). As of the record date, there were a total of 231,379,915 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against, and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal 1. Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2018 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

Names of Directors	For	Against	Abstain	Broker Non-Votes
Albert Behler	198,383,644	6,998,978	3,383,211	3,268,052
Thomas Armbrust	204,576,966	2,988,442	1,200,425	3,268,052
Martin Bussmann	206,558,223	1,007,182	1,200,428	3,268,052
Dan Emmett	206,558,676	1,006,732	1,200,425	3,268,052
Lizanne Galbreath	180,383,599	27,181,809	1,200,425	3,268,052
Karin Klein	206,134,307	1,431,098	1,200,428	3,268,052
Peter Linneman	178,539,488	29,025,917	1,200,428	3,268,052
David O’Connor	180,388,696	27,176,709	1,200,428	3,268,052
Katharina Otto-Bernstein	203,775,247	3,790,158	1,200,428	3,268,052

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2018 and until the directors’ successors have been duly elected and qualified or until a given director’s earlier resignation or removal.

Proposal 2. Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

For	Against	Abstain	Broker Non-Votes
153,800,859	53,759,079	1,205,895	3,268,052

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

Proposal 3. Votes regarding the ratification of the audit committee’s appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2017, were as follows:

For	Against	Abstain
210,637,467	197,521	1,198,897

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2017 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Gage Johnson
Name: Title:	Gage Johnson Senior Vice President, General Counsel and Secretary

Dated: May 19, 2017